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                                                                EXHIBIT 32.2


                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of Falcon Products, Inc. (the "Company") on Form 10-K for the period ended November 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David L. Morley, President and Chief Operating Officer (acting Chief Financial Officer) of the Company, hereby certify pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2004                  /s/ David L. Morley
                                         -------------------
                                         David L. Morley
                                         President and Chief Operating Officer
                                          (acting Chief Financial Officer)